UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2025

Global Innovative Platforms Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-56235	85-3816149
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

570 Lexington Green Lane, Sanford, Florida 32771

 (Address of principal executive office)

321-230-3739

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 24, 2025, Global Innovative Platforms Inc. (the “Company”) posted an updated investor presentation on its website. A copy of the Company’s presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01. The presentation will be made available on the Company’s website at www.vetbreath.com under Investor Relations. The information contained on the Company’s website shall not be deemed part of this Current Report on Form 8-K.

Additionally, the Company completed an early-stage analysis of breath data using artificial intelligence and multivariate statistical tools. The preliminary findings indicate that breath samples from dogs with confirmed heartworm infection, analyzed through the Company’s VOCAM Plus technology, show measurable differences from samples of dogs without heartworm. At this stage, the Company has identified a consistent breath VOC profile associated with heartworm infection, which can be used as a screening tool as additional data are gathered.

Today’s veterinary heartworm diagnostics depend on antigen tests that only turn positive once the infection is at least six months old. Until that point, these tests have no mechanism to detect the presence of heartworm, leaving the entire early stage of infection undetectable. Notably, the Company’s analysis showed measurable differences in many of the samples classified as early-stage heartworm. While antigen diagnostics cannot detect infection during these early phases, the preliminary breath profiles reveal patterns that distinguish some early-stage samples from negative samples. These findings are early but encouraging and align with the Company’s goal of determining how soon in the heartworm lifecycle breath analysis may begin to show meaningful changes.

In the dataset analyzed, as part of the statistical basis for the analysis, the Company, removed the Chromatograms that indicated an issue tied to data collection and built a model. The self-prediction, with only one misclassification of an early heartworm status being identified as mature, was as follows:

	Predicted No HW	Predicted Ealy	Predicted Mature	Did not Match the Model
Actual No HW	6	0	0	0
Actual Early HW	0	17	1	0
Actual Mature HW	0	0	10	0

When the Company applied the model to the entire dataset, all the samples that were trimmed were found to be no match and did not errantly classify as one of the three states as set forth below:

	Predicted No HW	Predicted Ealy	Predicted Mature	Did not Match the Model
Actual No HW	6	0	0	1
Actual Early HW	0	17	1	4
Actual Mature HW	0	0	10	2
Unmodeled	0	0	0	4

The Company intends to continue further testing and confirmation of the findings provided to date.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Investor Presentation in use beginning November 24, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

November 24, 2025	Global Innovative Platforms Inc.

/s/ Andrew Brown
Name: Andrew Brown
Title: Chief Executive Officer and Chief Financial Officer